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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2007

                        Nobel Learning Communities, Inc.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                         1-10031              22-2465204
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

1615 West Chester Pike, Suite 200, West Chester, PA              19382-6223
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:            (484) 947-2000


         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

      On December 20, 2007, the Registrant issued a press release announcing it has signed an agreement to acquire all the outstanding shares of Enchanted Care Learning Centers, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

      The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.


Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

Number              Description of Document
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99.1                Press Release dated December 20, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Nobel Learning Communities, Inc.
                                      (Registrant)

December 20, 2007                     By:     / s/    Thomas Frank
                                            ------------------------------------
                                      Name:   Thomas Frank
                                      Title:  Senior Vice President and Chief
                                              Financial Officer